Leases (Details) - Schedule of Right of Use Assets - USD ($)	12 Months Ended
	Jun. 30, 2023		Jun. 30, 2022
Schedule of Right of Use Assets [Abstract]
Right-of-use assets	$ 841,460	[1]
Depreciation	(97,726)
Right of use, Assets	$ 743,734

[1]	For the year ended 30 June 2023, the Group entered into a three new lease agreement for its corporate head office in Sydney, Melbourne office and Clarion Clinic site. The leases have four, five and three-year terms respectively.